SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 14, 2006

SUPREME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8183	75-1670945
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 237

2581 E. Kercher Road

Goshen, Indiana 46528

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (574) 642-3070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02            Results of Operations and Financial Condition.

On November 14, 2006, Supreme Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the third quarter and nine-month period ended September 30, 2006.  A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K  and is incorporated by reference into this Item 2.02, and the foregoing description of the Press Release is qualified in its entirety by reference to Exhibit 99.1.

On November 14, 2006, the Company held a conference call to discuss its financial results for its third quarter and nine-month period ended September 30, 2006.  A transcript of the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished with this Form 8-K:

99.1                           Press Release of the Company dated November 14, 2006.

99.2         Transcript of conference call held by the Company on November 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPREME INDUSTRIES, INC.

Date: November 15, 2006	By:	/s/ Jeffery D. Mowery
Jeffery D. Mowery
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated November 14, 2006.
99.2	Transcript of conference call held by the Company on November 14, 2006.